UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2015

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01    Entry into a Material Definitive Agreement.

On October 15, 2015, Nxt-ID, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”) relating to the public offering of 1,500,000 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price to the public of $0.70 per share, for gross proceeds of $1,050,000.  The Company also granted the Underwriter an option to purchase up to an additional 225,000 shares of our common stock to cover over-allotments, if any, within 45 days of the date of the prospectus supplement.  The net proceeds to the Company from the sale of the common stock after deducting the Underwriter’s discounts and commissions and other estimated offering expenses payable by the Company, are expected to be approximately $826,500. The offering is expected to close on or about October 21, 2015, subject to the satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-203637) (the “Registration Statement”), which was initially filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2015 and declared effective on May 14, 2015. We will file a prospectus supplement with the SEC in connection with the sale of the shares.

This Current Report on Form 8-K does not constitute an offer to sell securities or a solicitation of an offer to buy such securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This Current Report on Form 8-K contains forward-looking statements, such as statements related to the anticipated closing of the offering and the amount of net proceeds expected from the offering. These forward-looking statements involve risks and uncertainties, including the Company’s ability to satisfy the closing conditions for the offering, as well as the other risks detailed from time to time in the Company’s filings with the SEC.

Item 8.01    Other Events.

Legal Opinion

The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the shares, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

Press Release

On October 16, 2015, the Company issued a press release announcing the pricing of the offering. A copy of the press release filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 15, 2015
5.1	Legal Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
23.1	Consent of Robinson Brog Leinwand Greene Genovese & Gluck P.C. (included in Exhibit 5.1)
99.1	Press Release, dated October 16, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2015	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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